UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2021

Entegris, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-32598	41-1941551
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road, Billerica, MA		01821
(Address of principal executive offices)		(Zip Code)

(978) 436-6500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 14, 2021 (the “Signing Date”), Entegris, Inc. (“Entegris”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CMC Materials, Inc. (“CMC”) and Yosemite Merger Sub, Inc., a wholly owned subsidiary of Entegris (“Merger Sub”).

Merger Consideration

The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, (1) Merger Sub will merge with and into CMC (the “Merger”), with CMC surviving the Merger as a wholly owned subsidiary of Entegris (the “Surviving Company”), and (2) at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of CMC , par value $0.001 (the “CMC common stock”) (other than (i) shares of CMC common stock owned by CMC, Entegris or any of their respective subsidiaries immediately prior to the Effective Time and (ii) shares of CMC common stock as to which dissenters’ rights have been properly perfected) will be converted into the right to receive $133 in cash and 0.4506 of a share (the “Exchange Ratio”) of common stock of Entegris, par value $0.01 (the “Entegris common stock”), plus cash in lieu of any fractional shares (collectively, the “Merger Consideration”).

The Board of Directors of each of Entegris and CMC have approved the Merger Agreement and the transactions contemplated thereby.

Financing Commitment

In connection with entry into the Merger Agreement, on the Signing Date, Entegris also entered into a commitment letter (the “Commitment Letter”), with Morgan Stanley Senior Funding, Inc. (“MSSF”), pursuant to which MSSF committed to provide to Entegris (i) a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $895,000,000 (the “Bridge Facility”) and (ii) a senior secured first lien term loan B facility in an aggregate principal amount of up to $4,000,000,000 (the “Term Facility” and, together with the Bridge Facility, the “Facilities”). The proceeds of the Facilities will be used to (a) finance a portion of the cash consideration for the Merger, (b) pay the fees and expenses related to the Merger and the Facilities, (c) refinance certain existing indebtedness of CMC and Entegris and (d) in the case of the Term Facility, finance working capital and general corporate purposes of Entegris. The commitments under the Commitment Letter are subject to customary closing conditions.

Closing Conditions

The completion of the Merger is subject to the satisfaction or waiver of certain customary mutual closing conditions, including (1) the affirmative vote of holders of a majority of the outstanding shares of CMC common stock entitled to vote on such matter having approved adoption of the Merger Agreement (the “CMC Stockholder Approval”), (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of approvals under the antitrust laws in China, Korea, Japan, Singapore and Taiwan, (3) the absence of any governmental order or law that makes consummation of the Merger illegal or otherwise prohibited, (4) the effectiveness of the registration statement on Form S-4 to be filed by Entegris registering the shares of Entegris common stock to be issued in connection with the Merger with the Securities and Exchange Commission (the “SEC”) and (5) the authorization for listing of Entegris common stock to be issued in connection with the merger on the NASDAQ. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.  The consummation of the Merger is not subject to any financing condition.

Treatment of CMC Equity Awards

As of the Effective Time, (i) each outstanding option to purchase shares of CMC common stock will vest in full and be assumed and converted into an option to purchase shares of Entegris common stock based on the Equity Award Exchange Ratio, (ii) each restricted share of CMC common stock will vest in full and be cancelled and converted into the right to receive the Merger Consideration (with any accrued but unpaid dividends paid in cash), (iii) each time-based restricted stock unit award that was granted prior to the date of the Merger Agreement and/or to a non-employee member of the CMC board of directors will vest in full and be cancelled and converted into the right to receive the Merger Consideration (with any accrued but unpaid dividend equivalents paid in cash), (iv) each other time-based restricted stock unit award not covered by clause (iii) will be converted into a restricted stock unit award with respect to shares of Entegris common stock based on the Equity Award Exchange Ratio, (iv) each deferred stock unit award under the CMC Directors’ Deferred Compensation Plan will vest in full and be cancelled and converted into the right to receive the Merger Consideration (with any accrued but unpaid dividend equivalents paid in cash), (v) each contingent right to receive the cash value of a share of CMC common stock held by select CMC employees who primarily provide services in a jurisdiction other than the United States will vest in full and be cancelled and converted into the right to receive an amount in cash equal to the value of the Merger Consideration, and (vi) each performance-based restricted stock unit will be assumed and converted into a time-based restricted stock unit award with respect to shares of Entegris common stock based on the Equity Award Exchange Ratio and the achievement of applicable performance metrics at the target level.  The “Equity Award Exchange Ratio” means the sum of (i) the Exchange Ratio and (ii) the quotient (rounded to the fourth decimal place) of (i) the Cash Consideration divided by (ii) the volume weighted average price per share of Entegris common stock on the NASDAQ, for the consecutive period of 10 trading days beginning on the 12th trading day immediately preceding the closing date and concluding at the close of trading on the second trading day immediately preceding the closing date.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of Entegris and CMC relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for certain pre-closing covenants of Entegris and CMC, including covenants relating to conducting their respective businesses in the ordinary course and to refrain from taking certain actions without the other party’s consent. Entegris and CMC also agreed to use their respective reasonable best efforts to cause the Merger to be consummated and to obtain regulatory approvals or expiration or termination of waiting periods, subject to certain exceptions, including that Entegris and CMC are not required to take any action that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the combined company after giving effect to the Merger, but measured on a scale relative to the size of CMC and its subsidiaries, taken as a whole, prior to the Merger.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, CMC will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. Unless the Merger Agreement is terminated in accordance with its terms, CMC is required to call a meeting of its stockholders to vote upon the adoption of the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders vote to adopt the Merger Agreement.

Termination

The Merger Agreement contains termination rights for each of Entegris and CMC, including, among others, (1) if the consummation of the Merger does not occur on or before December 14, 2022, subject to one three (3) month extension in certain circumstances for the sole purpose of obtaining regulatory clearances, (2) if the approval of the CMC Stockholder Approval is not obtained and (3) subject to certain conditions, by Entegris if the Board of Directors of CMC makes an adverse recommendation change with respect to the Merger or by CMC if CMC wishes to terminate the Merger Agreement to enter into a definitive agreement with respect to a “superior proposal.” Upon termination of the Merger Agreement under specified circumstances, including the termination by Entegris in the event of a change of recommendation by the CMC Board of Directors or the termination by CMC to enter into an agreement in connection with a “superior proposal,” CMC would be required to pay Entegris a termination fee of $187 million in cash.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Entegris or CMC or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Entegris’ or CMC’s public disclosures, as applicable. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Entegris or CMC and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 14, 2021, by and among Entegris, CMC and Merger Sub†

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Additional Information about the Merger and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Entegris and CMC. In connection with the proposed transaction, Entegris intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of CMC and that also constitutes a prospectus of Entegris. Each of Entegris and CMC may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or Registration Statement or any other document that Entegris or CMC may file with the SEC.  Any definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of CMC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Entegris and CMC, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Entegris will be available free of charge on Entegris’ website at http://Entegris.com or by contacting Entegris’ Investor Relations Department by email at irelations@Entegris.com or by phone at +1 978-436-6500. Copies of the documents filed with the SEC by CMC will be available free of charge on CMC’s website at www.CMCmaterials.com/investors or by contacting CMC’s Investor Relations Department by email at investors@CMCmaterials.com by phone at +1 630-499-2600.

Participants in the Solicitation
Entegris, CMC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Entegris is set forth in Entegris’ proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 17, 2021, and Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 5, 2021. Information about the directors and executive officers of CMC is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on January 19, 2021, and CMC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, which was filed with the SEC on November 12, 2021. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus included in the Registration Statement, and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Registration Statement and the proxy statement/prospectus carefully when these become available before making any voting or investment decisions. You may obtain free copies of these documents from Entegris or CMC using the sources indicated above.

Cautionary Note on Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including statements related to anticipated results of operations, business strategies of Entegris, CMC and the combined company, anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on Entegris’ and CMC’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of CMC’s and Entegris’ operations or operating results, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Entegris’ and CMC’s control, and could cause actual results to differ materially from those indicated in such forward-looking statements. These factors and risks include, but are not limited to, (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Entegris’ and CMC’s products and solutions; (ii) the parties’ ability to meet rapid demand shifts; (iii) the parties’ ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) Entegris’ and CMC’s ability to protect and enforce intellectual property rights; (v) operational, political and legal risks of Entegris’ and CMC’s international operations; (vi) the increasing complexity of certain manufacturing processes; (vii) raw material shortages, supply and labor constraints and price increases; (viii) changes in government regulations of the countries in which Entegris and CMC operate; (ix) the fluctuation of currency exchange rates; (x) fluctuations in the market price of Entegris’ stock; (xi) the level of, and obligations associated with, Entegris’ and CMC’s indebtedness; (xii) the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; and (xiii) other risk factors and additional information.  In addition, risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Entegris’ businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with CMC’s ability to obtain the approval of the proposed transaction by its stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a regulatory consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the outcome of any legal proceedings related to the merger, the response of business partners and retention as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction-related issues. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction.  While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For a more detailed discussion of such risks and other factors, see Entegris’ and CMC’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors” in Item 1A of Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 5, 2021, and CMC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, which was filed with the SEC on November 12, 2021 and in other periodic filings, available on the SEC website or www.Entegris.com or www.cmcmaterials.com. Entegris and CMC assume no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2021	ENTEGRIS, INC.

	By:	/s/ Gregory B. Graves
		Name:	Gregory B. Graves
		Title:	Executive Vice President & Chief Financial Officer